Exhibit 10.1


                              ENGLOBAL CORPORATION
                           2009 EQUITY INCENTIVE PLAN

                              Notice of Stock Award
                              ---------------------

     You have been granted a right to acquire restricted Common Stock of the Company (the "Stock Award"), subject to the terms and conditions of this Notice of Stock Award (the "Notice"), the ENGlobal Corporation 2009 Equity Incentive Plan (the "Plan"), and the attached Stock Award Agreement (the "Award Agreement"). Unless otherwise defined in this Notice, all terms used in this Notice that are defined in the Plan shall have the meaning as defined in the Plan.

Name and Address of Participant:



Total Number of Shares of Common Stock
Granted (the "Shares"):


Purchase Price Per Share



Fair Market Value Per Share:



Date of Grant:



Vesting Schedule:

                                        Subject to the Participant's continuous
                                        status as a ________________ and other
                                        limitations set forth in this Notice,
                                        the Award Agreement and the Plan, the
                                        Shares shall vest _______________. In
                                        accordance with Section 4 of the Award
                                        Agreement, all Shares that are unvested
                                        as of the date the Participant ceases to qualify as a ________________ shall immediately and automatically be
                                        forfeited and returned to the Company.

                                        In the event of a Change in Control, the Shares shall automatically become fully vested immediately prior to the specified effective date of such Change of Control.


                         [SIGNATURES ON FOLLOWING PAGE]

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     By your signature and the signature of the Company's representative, you and the Company agree that the Shares granted are governed by the terms and conditions of this Notice, the Award Agreement, and the Plan, all of which are attached to and made a part of this document.

                                              ENGLOBAL CORPORATION



                                              By:
                                              ----------------------------------
                                              William A. Coskey, P.E.
                                              Chief Executive Officer


                           PARTICIPANT ACKNOWLEDGMENT
                           --------------------------

     The Participant acknowledges receipt of a copy of the Award Agreement and the Plan, and represents that he or she is familiar with the provisions thereof, and hereby accepts the Shares subject to all of the terms and provisions hereof and thereof. The Participant has reviewed this Notice, the Award Agreement and the Plan in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice, and fully understands all provisions of this Notice, the Award Agreement and the Plan. The Participant hereby agrees that all questions of interpretation and administration relating to this Notice, the Award Agreement and the Plan shall be resolved by the Committee. The Participant further agrees to the venue selection in accordance with Section 16 of the Award Agreement.



                                              ----------------------------------
                                              Signature


                                              ----------------------------------
                                              Print Name


                                              ----------------------------------
                                              Dated





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                              ENGLOBAL CORPORATION
                           2009 EQUITY INCENTIVE PLAN

                              Stock Award Agreement
                              ---------------------

     1. Grant of Shares. Subject to the terms and provisions of the ENGlobal Corporation 2009 Equity Incentive Plan (the "Plan"), the Notice of Stock Award (the "Notice"), and this Stock Award Agreement (the "Award Agreement"), the Company hereby grants to the Participant named in the Notice, the Total Number of Shares of Common Stock Granted (the "Shares"). Unless otherwise defined herein, all terms used in this Award Agreement that are defined in the Plan shall have the meaning as defined in the Plan.

     2. Purchase Price Per Share. If the granted Shares are subject to a purchase price, as set forth in the Notice, the Participant shall have the right to purchase such Shares at the specified purchase price in accordance with such procedures as may be established by the Committee from time to time.

     3. Vesting. The Shares shall vest in accordance with the vesting schedule set forth in the Notice (the "Vesting Schedule").

     4. Risk of Forfeiture.

          4.1 General Rule. The Shares shall initially be subject to a risk of forfeiture. The Participant may not transfer, assign, encumber, or otherwise dispose of any Shares subject to a risk of forfeiture other than in accordance with the Notice, Award Agreement and the Plan. If the Participant transfers any such Shares in accordance with the terms of the Notice, Award Agreement and the Plan, then this Section 4 shall apply to the transferee to the same extent as to the transferor.

          4.2 Lapse of Risk of Forfeiture. The risk of forfeiture shall lapse as the Participant vests in the Shares in accordance with the Vesting Schedule.

          4.3 Forfeiture of Shares. The Shares subject to a risk of forfeiture shall automatically be forfeited and immediately returned to the Company upon the Participant ceasing to qualify as a ________________.

     5. Transfer Restrictions. The Shares issued to the Participant hereunder may not be sold, transferred by gift, pledged, hypothecated, or otherwise transferred or disposed of by the Participant prior to the date when the Shares become vested pursuant to the Vesting Schedule. Any attempt to transfer Shares in violation of this Section 5 shall be null and void and shall be disregarded.

     6. Escrow of Shares. For purposes of facilitating the enforcement of the provisions of this Award Agreement, the Participant agrees, immediately upon receipt of the certificate(s) for the Shares, to deliver such certificate(s), together with an Assignment Separate from Certificate in the form attached hereto as Exhibit A, executed in blank by the Participant with respect to each such stock certificate, to the Secretary of the Company, or their designee, to hold in escrow for so long as such Shares have not vested pursuant to the Vesting Schedule, with the authority to take all such actions and to effectuate all such transfers and/or releases as may be necessary or appropriate to accomplish the objectives of this Award Agreement in accordance with the terms hereof. The Participant hereby acknowledges that the appointment of the

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Secretary of the Company (or their designee) as the escrow holder hereunder with the stated authorities is a material inducement to the Company to make this Award Agreement and that such appointment is coupled with an interest and is accordingly irrevocable. The Participant agrees that such escrow holder shall not be liable to any party hereto (or to any other party) for any actions or omissions unless such escrow holder is grossly negligent relative thereto. The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may resign at any time. Upon the vesting of Shares, the escrow holder shall, without further order or instruction, transmit to the Participant the certificate evidencing such Shares, subject, however, to satisfaction of any withholding obligations provided in Section 9.

     7. Additional Securities. Any securities or cash received (other than a "Regular Dividend," as defined in Section 8, as the result of ownership of the Shares (the "Additional Securities"), including, but not by way of limitation, warrants, options and securities received as a stock dividend or stock split, or as a result of a recapitalization or reorganization or other similar change in the Company's capital structure, shall be retained in escrow in the same manner and subject to the same conditions and restrictions as the Shares with respect to which they were issued, including, without limitation, the Vesting Schedule. The Participant shall be entitled to direct the Company to exercise any warrant or option received as Additional Securities upon supplying the funds necessary to do so, in which event the securities so purchased shall constitute Additional Securities, but the Participant may not direct the Company to sell any such warrant or option (notwithstanding, if under the Vesting Schedule the Additional Securities are forfeited, the funds supplied by the Participant to purchase the Additional Securities shall be paid to the Participant). If Additional Securities consist of a convertible security, the Participant may exercise any conversion right, and any securities so acquired shall constitute Additional Securities. In the event of any change in certificates evidencing the Shares or the Additional Securities by reason of any recapitalization, reorganization or other transaction that results in the creation of Additional Securities, the escrow holder is authorized to deliver to the issuer the certificates evidencing the Shares or the Additional Securities in exchange for the certificates of the replacement securities.

     8. Distributions. The Company shall disburse to the Participant all Regular Dividends with respect to the Shares and Additional Securities, whether vested or otherwise, less any applicable withholding obligations. For purposes of Sections 7 and 8, the term Regular Dividends means any distribution of cash or property other than securities that is considered to be received as a result of a sale or exchange of the Shares for purposes of the Code.

     9. Taxes.

          9.1 Tax Liability. The Participant is ultimately liable and responsible for all taxes owed by the Participant in connection with the grant of the Shares, regardless of any action the Company or any affiliate takes with respect to any tax withholding obligations that arise in connection with the grant of such Shares. Neither the Company nor any affiliate makes any representation or undertaking regarding the treatment of any tax withholding in connection with the grant, vesting or the subsequent sale of Shares. The Company and its affiliates do not commit and are under no obligation to structure the grant of the Shares to reduce or eliminate the Participant's tax liability.

          9.2 Payment of Withholding Taxes. Prior to any event in connection with the Shares (e.g., vesting) that the Company determines may result in any tax withholding obligation, whether United States federal, state, local or

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non-U.S., including any employment tax obligation, the Participant must arrange for the satisfaction of the minimum amount of such tax withholding obligation in accordance with Section 19(c) of the Plan, but only to the extent as permitted by the Committee in its sole and absolute discretion.

     10. Stop-Transfer Notices. In order to ensure compliance with the restrictions on transfer set forth in this Award Agreement, the Notice or the Plan, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

     11. Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Award Agreement or (ii) treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

     12. Restrictive Legends. The certificates evidencing the Shares shall bear legends substantially equivalent to the following:

     "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED BY THE TERMS OF THAT CERTAIN STOCK AWARD AGREEMENT BETWEEN ENGLOBAL
     CORPORATION (THE "COMPANY") AND THE NAMED STOCKHOLDER. THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH SUCH AWARD AGREEMENT, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY."

     13. Entire Agreement/Governing Law. The Notice, this Award Agreement, and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations, or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof. Except to the extent of a conflict in Section 78 of the Nevada Revised Statutes, these agreements and all related matters are governed by the laws of the State of Texas without giving effect to any choice of law rule that would cause the application of the laws of a different state. If any provision of the Notice, this Award Agreement or the Plan be determined to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

     14. Construction. The captions used in the Notice and this Award Agreement are inserted for convenience and shall not be deemed a part of the Shares for construction or interpretation. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

     15. Administration and Interpretation. Any question or dispute regarding the administration or interpretation of the Notice, this Award Agreement or the Plan shall be submitted by the Participant or by the Company to the Committee for its exclusive determination. The resolution of such question or dispute by the Committee shall be final and binding on all persons.

     16. Venue. The Company, the Participant and the Participant's assignees agree that any suit, action or proceeding arising out of or related to the Notice, this Award Agreement or the Plan shall be brought in the United States

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District Court for the Southern District of Texas (or should such court lack jurisdiction to hear such action, suit or proceeding, in a Texas state court in the County of Harris) and that all parties shall submit to the jurisdiction of such court. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court. If any one or more provisions of this Section 16 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

     17. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, upon deposit for delivery by an internationally recognized express mail courier service or upon deposit in the United States mail by certified mail (if the parties are within the United States), with postage and fees prepaid, addressed to the other party at its address as shown in these instruments, or to such other address as such party may designate in writing from time to time to the other party.

                                    * * * * *











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                                                                       EXHIBIT A
                                                                       ---------

                              ENGLOBAL CORPORATION
                           2009 EQUITY INCENTIVE PLAN

                   Stock Assignment Separate from Certificate
                   ------------------------------------------

[Please sign this document but do not date it. The date and information of the transferee will be completed if and when the shares are assigned.]

     FOR VALUE RECEIVED, ____________________________ hereby sells, assigns and transfers unto ___________________, _________________ (_________) shares of the
Common Stock of ENGlobal Corporation, a Nevada corporation (the "Company"), standing in his name on the books of the Company represented by Certificate No. ______________ herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company attorney to transfer the said stock in the books of the Company with full power of substitution.



Dated: ____________________________
                                                 _______________________________
                                                 Signature of Participant


                                                 _______________________________
                                                 Print Name

















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